Exhibit 99.2

Team,

As you know, we confirmed last week that we received a proposal from Apollo Global Management and Hudson Executive Capital to acquire Cardtronics. Today, I am pleased to announce that our Board of Directors has approved us to enter into a definitive agreement with both firms to be acquired for $35.00 per share.

This agreement represents an exciting new chapter in Cardtronics’ history. We believe the transition to a privately held company is the best way to build on our success. It puts us in an even better position to serve our partners, and ensures that our company continues to grow and thrive. We are thrilled that Apollo Global Management and Hudson Executive Capital recognize the value and potential of the business, share in our vision for the company, and are committed to helping advance our strategic plan.

It is important to remember that today’s announcement is just the first step. Until the transaction closes, which we expect to occur in the first half of the calendar year 2021, we must continue to focus on delivering value for our customers and executing our plans. During this time of transition, we ask that you stay as focused as always on your responsibilities.

Below are some additional questions and answers, and here is a link to the press release. I also plan to discuss this announcement in a virtual town hall meeting later today, at 9:30 a.m. CT. In advance of the meeting, I invite you to submit your questions using this link.

Thank you again for your continued hard work and dedication to Cardtronics.

Ed

QUESTIONS AND ANSWERS FOR EMPLOYEES

1.	What was announced?
•	We announced that Cardtronics has entered into a definitive agreement to be acquired by funds managed by affiliates of Apollo Global Management and Hudson Executive Capital.
•	Apollo Global Management and Hudson Executive Capital are experienced and well-capitalized investors with in-depth knowledge and experience investing in and growing companies like ours.
•	As a private company, supported by Apollo Global Management and Hudson Executive Capital, we will have increased flexibility and resources to invest further in our business to accelerate growth and innovation.
•	Reaching this agreement is a testament to our company’s strength and value and the talented team we have in place.

2.	Who is Apollo Global Management?
•	Apollo Global Management is one of the world’s preeminent private equity firms.
•	It has extensive experience investing in and helping grow companies.
•	Apollo Global Management’s philosophy is to seek investments in industry-leading companies and support company management in achieving its strategic plan by providing expertise at the Board of Directors level.
•	Apollo Global Management takes a consistent, rigorous, value-oriented approach to its investments. It gives its funds’ portfolio companies the flexibility to invest today in strategies to create value over time.

3.	Who is Hudson Executive Capital?
•	Hudson Executive Capital is the largest shareholder of Cardtronics.
•	Hudson Executive Capital is a value-oriented investor that applies a private equity approach to investing, focusing on actionable operational improvements and strategic transactions that can enhance a company’s value.
•	It has proven experience working with boards and management teams to provide strategic advice and collaboratively drive operational improvements and capital allocation discipline.

4.	What are the benefits of this transaction?
•	As a private company, supported by Apollo Global Management and Hudson Executive Capital, we will have increased flexibility and resources to invest further in our business to accelerate growth and innovation.
•	Additionally, as a private company, our leadership team will be able to focus on operating and growing the company over the longer term.
•	Importantly, Apollo Global Management and Hudson Executive Capital recognize the value and potential of the business, share in our vision for the company, and are committed to helping advance our strategic plan.
•	Overall, we believe this transaction will put us in an even better position to serve our partners and ensure that our company continues to grow and thrive.

5.	What does it mean to be a privately held company?
•	By becoming a private company, Cardtronics’ stock will no longer trade on a public stock exchange.
•	From a day-to-day perspective, our focus will be to continue serving our customers and driving growth. We must all stay focused on our daily responsibilities.
•	We believe operating as a private company will provide us with additional flexibility and resources to invest further in our business to accelerate growth and innovation.

6.	What does this transaction mean for Cardtronics employees?
•	The transaction represents a vote of confidence in Cardtronics’ business and our long-term growth prospects.
•	In the near-term, we expect that this announcement will have little impact on our day-to-day operations, and it will generally remain business as usual.
•	During this time of transition, we ask that you continue to stay focused on delivering results for our customers and executing your responsibilities.
•	Apollo Global Management and Hudson Executive Capital recognize our company’s value, talented employees, and strong company culture.
•	We believe this transaction will provide many benefits for all our stakeholders, including our employees.

7.	Will there be any layoffs because of this transaction?
•	Please keep in mind that we have only just announced this exciting transaction, and we are committed to keeping you informed as we move through this process.
•	We expect minimal changes due to this transaction.
•	This transaction is about growth, and we believe that as a company with a stronger financial foundation and additional resources and expertise, there will be expanded opportunities for personal development and career growth.
•	We will remain focused on delivering exceptional service to our customers and maintaining our strong company culture. Partnering with these investors should accelerate our growth and success.

8.	Will there be any changes to employee salaries, compensation, or benefits resulting from the transaction?
•	Please keep in mind that we have only just announced this transaction, and there will be no immediate changes to our compensation, benefits, or 401(k) plans.
•	If there are any changes in the future, consistent with past practice, we will communicate them to all employees well in advance.

9.	Will there be any changes in reporting relationships or job responsibilities resulting from the transaction?
•	We expect minimal changes as a result of this transaction.
•	Until the transaction closes, reporting structures will remain the same.

10.	What happens to the Cardtronics stock or options that I own? Can we trade Cardtronics shares?
•	Holders of Cardtronics common stock will receive $35.00 in cash for each share of common stock you own upon the closing of the transaction.
•	Any outstanding unvested options and restricted stock units (RSUs) will vest immediately upon closing. You will receive additional communications from HR as to how all of these mechanics work.

11.	What do I do if any outside parties contact me about this announcement?
•	Consistent with Cardtronics’ policy, if you receive any inquiries from investors, analysts, or the media about the transaction, please do not answer and refer them to the Investor Relations or Corporate Communications teams (Lisa Albiston).

12.	Where should I go if I have additional questions?
•	As we work through the next steps in this process, we are committed to providing further updates about our progress. Always refer to Cardtronics Connect for the latest information.
•	If you have any questions in the interim, please don’t hesitate to reach out to your appropriate manager.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by affiliates of Apollo Global Management, Inc. (“Apollo”) and Hudson Executive Capital, L.P. (“HEC”). This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, the Company plans to file with the SEC and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareholder meetings to approve the proposed transaction, the Scheme or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Company’s proxy statement (including the Scheme documentation). Shareholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at ir.cardtronics.com copies of materials it files with, or furnishes to, the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

The proposed transaction will be implemented solely pursuant to the Scheme, subject to the terms and conditions of the Acquisition Agreement, which contain the full terms and conditions of the proposed transaction.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 2, 2020, and its definitive proxy statement for the 2020 annual general meeting of shareholders, which was filed with the SEC on April 1, 2020. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2020 annual general meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at ir.cardtronics.com.

Forward Looking Statements

This communication relates to a proposed acquisition of the Company by funds managed by affiliates of Apollo and HEC and includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended and are intended to be covered by the safe harbor provisions thereof. The forward-looking statements relate to future events and are based on management’s current expectations and beliefs relating to anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the Company’s business and future financial and operating results, the expected timing of the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of the Company’s operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expect,” “anticipate,” “foresee,” “forecast,” “estimate,” “intend,” “plan,” “future,” “project,” “contemplate,” “could,” “would,” and similar expressions that are intended to identify forward-looking statements, which are generally not historical in nature. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the Company or its share price. The Company’s forward-looking statements involve certain assumptions and significant risks and uncertainties (some of which are beyond its control) that could cause actual results to differ materially from its historical experience and present expectations or projections, including but not limited to: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on the Company’s operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; the outcome of any legal proceedings related to the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Acquisition Agreement; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of the Company to implement its plans, forecasts and other expectations with respect to its business after the completion of the proposed transaction and realize expected benefits; and business disruption following the proposed transaction.

These risks, as well as other risks related to the proposed transaction, will be included in the proxy statement that will be filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the proxy statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and those set forth from time-to-time in other filings with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements contained in this communication, which speak only as of the date of this communication. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.